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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                [GRAPHIC OMITTED]
                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date Of Report (Date Of Earliest Event Reported): November 19, 2002


                             MTS SYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)



        MINNESOTA                         0-2382                 41-0908057
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)

                 14000 TECHNOLOGY DRIVE, EDEN PRAIRIE, MN 55344
          (Address of principal executive offices, including zip code)

                          (952) 937-4000 (Registrant's
                     telephone number, including area code)

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ITEM 8.        CHANGES IN FISCAL YEAR.

On November 26, 2002, the Board of Directors of MTS Systems Corporation (the "Company") voted to amend the Company's Bylaws to change the Company's fiscal year from a fiscal year ending on September 30 to a 52-53 week fiscal year ending on the Saturday closest to September 30, commencing with fiscal year 2002. The Company implemented this change in order to facilitate more effective year-end and quarterly closing procedures. As a result of the change, the Company's 2002 fiscal year will end on September 28, 2002 and, commencing with fiscal year 2003, the Company's first three fiscal quarters will end on the Saturday closest to December 31, March 31 and June 30, respectively. This change to the Company's fiscal year does not require filing of a transition report. Results of the fourth quarter were announced by the Company on November 19, 2002 and full audited financial statements for the fiscal year ended September 28, 2002 will be filed by the Company in its 2002 Form 10-K.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  MTS SYSTEMS CORPORATION
                                  (Registrant)


Date: December 2, 2002            By: /s/ Susan E. Knight
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                                      Susan E. Knight
                                      Vice President & Chief Financial Officer